SUBSEQUENT EVENTS	9 Months Ended
Sep. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	Subsequent Events
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, other than described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the consolidated financial statements.
Proposed Acquisition of The International Stock Exchange Limited (TISE)
As disclosed in Note 6 - Investments, the Company, through its wholly-owned subsidiary MIH East, owns 29.46% of the total outstanding shares of TISE as of December 31, 2024. On March 19, 2025, MIH East and TISE
reached an agreement with respect to the terms of a recommended cash offer to be made by MIH East to acquire the entire issued and to be issued shares of TISE not already owned by MIH East. The total cash consideration for the acquisition amounts to approximately £47.6 million ($61.9 million based on British pound/U.S. dollar exchange rate of 1.30) or £22.50 ($29.25) for each share MIH East does not presently own. The closing of the acquisition is subject to approval of the requisite majority of TISE ordinary shareholders and the satisfaction of other regulatory approvals, among other conditions, and is expected to close in the late second quarter of 2025.
Loan Commitment
In connection with the proposed TISE acquisition, on March 19, 2025, the Company, MIH East and the Company’s lender under the 2029 Senior Secured Term Loan agreed to an incremental loan commitment for an aggregate principal amount of $40 million to be used to finance a portion of the consideration for the acquisition. Such loan commitment generally has the same terms as the initial term loan under the 2029 Senior Secured Term Loan, including the stated interest rate and maturity date. In addition, the Company has agreed to pledge the entire equity interests issued by MIH East as a security for the incremental loan. The closing of such financing is subject to certain conditions including the effectiveness of the TISE acquisition in accordance with the Companies (Guernsey) Law, 2008, as amended.
Decline in the Price of Derivative Assets’ Underlying Tokens
Since the valuation date on December 31, 2024, the price of the Pyth tokens used in determining the fair value of the derivative assets has declined by approximately 58% based on the closing price at 4:00pm Eastern Time on March 20, 2025.
SUBSEQUENT EVENTS
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the condensed consolidated financial statements.